Exhibit 10.2

                               UroMed Corporation


            6% Convertible Subordinated Notes due October 15, 2003

                   ---------------------------------------

                               Purchase Agreement


                                                                 October 8, 1996


Goldman, Sachs & Co.
PaineWebber Incorporated
J.P. Morgan Securities Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


Ladies and Gentlemen:

      UroMed Corporation, a Massachusetts corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $60,000,000 principal amount of the Convertible Subordinated Notes, convertible into Common Stock, no par value ("Stock"), of the Company, specified above (the "Firm Securities") and, at the election of the Purchasers, up to $9,000,000 additional aggregate principal amount of Convertible Subordinated Notes, convertible into Stock, of the Company (the "Optional Securities") (the Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities"). As used in Sections 2 and 8 hereof, the term "Purchasers" shall be deemed to include Goldman Sachs International ("GSI"), which is acting as Goldman, Sachs & Co.'s selling agent in making certain resales of the securities pursuant to
Section 3 hereof.

      The Purchasers and other holders (including subsequent transferees) of Securities (and any holders of shares of Stock which are issued upon conversion of such Securities from time to time) will be entitled to the benefits of the registration rights agreement, to be dated as of the First Time of Delivery (as defined below) (the "Registration Rights Agreement"), among the Company and the Purchasers, in the form attached hereto as Exhibit A.

      1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

            (a) A preliminary offering circular, dated September 27, 1996 (the "Preliminary Offering Circular"), and an offering circular, dated October 8, 1996 (the "Offering Circular"), have been prepared in connection with the offering of the Securities and shares of the Stock issuable upon conversion thereof. Any reference to the "Exchange Act Reports" shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K and all subsequent documents filed by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the latest Time of Delivery (as defined below). The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto, the Exchange Act Reports and any Additional Issuer Information (as defined in Section 5(f)) did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

            (b) The Company has not sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, except for stock option grants and exercises pursuant to the Company's existing stock option plan and share purchases pursuant to the Company's existing employee stock purchase plan, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders" equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular;

            (c) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company;

            (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

            (e) The Company does not, directly or indirectly, have any subsidiaries or own 5% or more of the stock or other equity interest in any corporation, firm, partnership, joint venture, association or other entity.

            (f) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be new shares not previously issued, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular;

            (g) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of October 15, 1996 (the "Indenture") between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you, and will be enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors" rights and to general equity principles; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors" rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

            (h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

            (i) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

            (j) The issue and sale of the Securities, the issue and delivery of shares of Stock upon conversion of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issue and delivery of shares of Stock upon conversion of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except for the filing of a registration statement by the Company with the Commission pursuant to the United States

      Securities Act of 1933, as amended (the "Securities Act"), for the registration of the Securities and the Stock initially issuable upon conversion thereof as contemplated by the Registration Rights Agreement, the qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as contemplated by the Registration Rights Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (i in connection with the purchase and distribution of the Securities by the Purchasers or (ii) as contemplated by the Registration Rights Agreement;

            (k) The Registration Rights Agreement has been duly authorized and prior to the Closing will be duly executed and delivered by the Company and upon such execution and delivery will constitute the valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors" rights and to general equity principles and subject to any limitations imposed by public policy on the indemnification and contribution provisions of the Registration Rights Agreement;

            (l) The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for any such defaults that individually or in the aggregate would not have or cause a material adverse effect on the business, financial position, stockholders" equity or results of operations of the Company (a "Material Adverse Effect");

            (m) To the knowledge of the Company, except as set forth in the Offering Circular: (i) the Company owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other like restrictions of any kind whatsoever, all Intellectual Property (as defined below) used in the conduct of its business in the manner and to the full extent currently conducted and proposed to be conducted as described in the Offering Circular, without infringing upon or otherwise acting adversely to the right or claimed right of any person or entity under or with respect in and to any of such Intellectual Property; (ii) the Company is not obligated or under any liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, such Intellectual Property with respect to the use thereof or in connection with the conduct of its business in the manner and to the full extent as currently conducted and proposed to be conducted as described in the Offering Circular; (iii) there is no infringement by third parties of any such Intellectual Property, except that the Company is aware that a competitor of the Company is developing an expandable remove-to-void urethral plug but has insufficient information to determine whether such competitor's plug would infringe any such Intellectual Property; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vi) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any Intellectual Property of others and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vii) there is no patent or patent application of others which contains claims that dominate or may dominate any Intellectual Property described in the Offering Circular as being owned by the Company and that is necessary for the conduct of its business in the manner and to the extent currently conducted and proposed to be conducted as described in the Offering Circular or that interferes with the issued or pending claims of any such Intellectual Property; and (viii) in connection with filing the Company's United States patent applications, the Company disclosed all pertinent prior art references, and other facts and information known to it, to the U.S. Patent and Trademark Office in such applications and all information submitted to the U.S. Patent and Trademark Office in the relevant applications was accurate and complete; "Intellectual Property" means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, know how (including all unpatented or unpatentable proprietary or confidential information, systems or procedures), technology, inventions, designs, processes, methods, technical data and information or other intangible asset or any license or other right to use any of the foregoing;

            (n) Except as described in the Offering Circular, the Company has all licenses, certificates, permits, consents, orders, approvals and authorizations from U.S. and foreign governmental authorities, including, without limitation, the United States Food and Drug Administration (the "FDA") and any agency of any foreign government exercising comparable authority (including any non-governmental entity whose approval or authorization is required under foreign law comparable to that administered by the FDA) in a jurisdiction where the Company's products are, or, as described in the Offering Circular, are proposed to be, sold (collectively, "Permits"), which are necessary to own its properties and/or to conduct its business in the manner and to the extent now conducted or proposed to be conducted as described in the Offering Circular, with no material restrictions or qualifications except as disclosed in the Offering Circular, and such Permits are in full force and effect and no proceeding has been instituted or is pending or, to the best knowledge of the Company, is contemplated or threatened which in any manner affects or draws into question the validity or effectiveness thereof; the Company is not in violation of any statutes, orders, rules or regulations relating to or affecting the properties or Permits of the Company or the operation of the Company's business in the manner and to the extent now conducted or proposed to be conducted as described in the Offering Circular and is not in violation of any Permit except for any violations that individually or in the aggregate would not have or cause a Material Adverse Effect; and the Company has not received, and has no knowledge of any facts that furnish any reasonable basis for, any Notice of Adverse Findings, Regulatory Letters, Section 305 notices, or other similar communications, alerts or seizures requested or threatened relating to the Company's products.

            (o) The statements set forth in the Offering Circular under the caption "Description of Notes" and "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the Indenture, the Securities, the Stock and the Registration Rights Agreement and under the captions "United States Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and fairly present the information set forth therein;

            (p) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders" equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (q) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

            (r) The Company is subject to Section 13 or 15(d) of the Exchange Act;

            (s) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

            (t) Neither the Company nor any person acting on its behalf has offered or sold the Securities (or any Stock issuable on conversion thereof) by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities (or any such Stock) sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the offering restriction requirements of Rule 902 under the Securities Act;

            (u) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities or Stock, or any securities of the same or a similar class as the Securities or the Stock, other than Securities offered or sold to the Purchasers hereunder, Stock sold pursuant to an effective registration statement under the Securities Act and Stock issued in connection with the ASI acquisition as described in the Offering Circular. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or Stock or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the Stock issuable upon conversion thereof in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

            (v) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

            (w) Price Waterhouse LLP who have certified certain financial statements of the Company are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.5% of the principal amount thereof, plus accrued interest, if any, from October 15, 1996 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto and (b) in the event and to the extent that Goldman, Sachs & Co. on behalf of the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions of $1,000) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

      The Company hereby grants to the Purchasers the right to purchase at their election up to $9,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this
Section 2, for the sole purpose of covering over allotments in the sale of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

      (a) It will offer and sell the Securities and the Stock issuable on conversion thereof only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, provided that Goldman, Sachs & Co. may also offer and sell Securities, (i) subject to an initial minimum purchase obligation of $100,000, to institutions that it reasonably believes are "accredited investors" within the meaning of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act ("Institutional Accredited Investors") or 60 upon the terms and conditions set forth in Annex I to this Agreement;

      (b)   It is an Institutional Accredited Investor; and

      (c) It will not offer or sell the Securities or the Stock issuable upon conversion thereof by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act, and it will comply with the provisions of Paragraphs (3) and (4) of Annex I to this Agreement.

      4. (a) Except as set forth in the next paragraph, the Securities to be purchased by each Purchaser hereunder will be represented (i) in the case of Securities to be initially resold pursuant to Rule 144A under the Securities Act, by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian and (ii) in the case of Securities to be initially resold pursuant to Regulation S under the Securities Act, by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian for the benefit of Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System, or Cedel Bank, Societe Anonyme, or both, for credit to the account of GSI, unless otherwise directed by GSI. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. (or, if and to the extent requested by Goldman, Sachs & Co., GSI) at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on October 15, 1996, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and, with respect to the Optional Securities, 9:30 a.m., Now York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Purchasers" election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      Such Securities, if any, as Goldman, Sachs & Co. may request upon at least forty-eight hours" prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by or on behalf of the Company to Goldman, Sachs & Co., against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "New York Office").

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 76) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office and, if applicable, the New York Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5.    The Company agrees with each of the Purchasers:

      (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) To furnish the Purchasers with four copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants" report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier of (i) the time the Purchasers have sold all the Securities purchased hereunder as notified to the Company by Goldman, Sachs & Co. and (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

      (d) During the period beginning from the date hereof and continuing until the date 90 days after the date hereof, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Stock or other securities of the Company that are substantially similar to the Securities or the Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or substantially similar securities (other than pursuant to employee stock option and stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

      (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

      (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities and Stock issuable upon conversion thereof, to furnish at its expense, upon request, to holders of Securities and the Stock issuable upon conversion thereof and prospective purchasers of Securities and the Stock issuable upon conversion thereof information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

      (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.:

      (h) To file with the Commission, not later than 15 days after the First Time of Delivery, five copies of a notice on Form D under the Securities Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

      (i) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders" equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants), which requirement will be satisfied by the furnishing of the Company's Annual Report on Form 10-K (or any applicable successor thereto under the Exchange
Act), and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, which requirement will be satisfied by the furnishing of the Company's Quarterly Report on Form 10-Q (or any applicable successor thereto under the Exchange
Act);

      (j) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and during a period of one year from the date of the Offering Circular, to furnish to you such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

      (k) During the period continuing until three years after the latest Time of Delivery, the Company will not, and will use reasonable best efforts to not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell (i) any of the Securities which constitute "restricted securities" under Rule 144 or (ii) any shares of Stock unto which any of the Securities have been converted which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them;

      (l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds"; and

      (m) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue new shares of its Stock upon conversion of the Securities.

      6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation and printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities, provided, however, that the Company shall not be required to pay more than $5,000 for the document production expenses of Sullivan & Cromwell;
(iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; M the cost of preparing the Securities and shares of Stock issuable upon conversion thereof, as the case may be; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) fees and expenses of any transfer or conversion agent or registrar for the Securities or the Stock issuable upon conversion thereof, as the case may be; (viii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Purchasers hereunder at each Time of Delivery shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) Sullivan & Cromwell, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities and the shares of stock issuable upon conversion of the Securities, this Agreement and the Registration Rights Agreement, the Offering Circular and the offering of the Securities as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (b) Bingham, Dana & Gould, LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in the form of Exhibit B hereto;

      (c) Fish & Richardson P.C., patent counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) The statements contained in the Offering Circular under the captions "Risk Factors-Uncertainty Regarding Patents and Protection of Proprietary Technology" and "Business-Patents and Proprietary Rights", insofar as they relate to or constitute a summary of provisions of statutes, regulations, contracts and agreements, patents, patent applications or other matters of U.S. patent or trademark law, are accurate in all material respects and fairly present the information set forth therein; and

            (ii) To the knowledge of such counsel, except as set forth in the Offering Circular: (A) the Company owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other like restrictions of any kind whatsoever, all Intellectual Property used in the conduct of its business in the manner and to the extent currently conducted and proposed to be conducted as described in the Offering Circular, without infringing upon or otherwise acting adversely to the right or claimed right of any person or entity under or with respect in and to any of such Intellectual Property; (B) the Company is not obligated or under any liability to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, such Intellectual Property with respect to the use thereof or in connection with the conduct of its business in the manner and to the extent currently conducted and proposed to be conducted as described in the Offering Circular; (C) such counsel is not aware of any infringement by third parties of any such Intellectual Property, except that such counsel is aware that a competitor of the Company is developing an expandable remove-to-void urethral plug but has insufficient information to determine whether such competitor's plug would infringe any such Intellectual Property; (D) such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to such Intellectual Property, and such counsel is not aware of any facts which would form a reasonable basis for any such claim; (E) such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of the patents constituting a part of such Intellectual Property, and such counsel is not aware of any facts which would form a reasonable basis for any such claim; (F) such counsel is not aware of any pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any Intellectual Property of others, and such counsel is not aware of any facts which would form a reasonable basis for any such claim; and (G) such counsel is not aware of any patent or patent application of others which contains claims that dominate or may dominate any Intellectual Property described in the Offering Circular as being owned by the Company and that is necessary for the conduct of its business in the manner and to the extent currently conducted and proposed to be conducted as described in the Offering Circular or that interferes with the issued or pending claims of any such Intellectual Property;


      (d) On the date of the Offering Circular prior to the execution of this Agreement and also at each Time of Delivery, Price Waterhouse, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

      (e) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular, except for stock option grants and exercises pursuant to the Company's employee stock purchase plan existing at the date of this Agreement and share purchases pursuant to the Company's employee stock purchase plan existing at the date of this Agreement, there shall not hate been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders" equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

      (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

      (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on the NASDAQ National Market; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular or (v) the occurrence of any material adverse change in the existing, financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or the markets for the Securities, the Stock or other debt or equity securities;

      (h)   The Securities  shall have been  designated for trading on PORTAL;
and

      (i) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein. Any amounts advanced by the Company to an indemnified party pursuant to this Section 8(a) as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

      (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein although applicable in accordance with its terms, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties" relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rate allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d) The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchaser's obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

      9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rate share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

      11. If this Agreement shall be terminated pursuant to either (a) clause
(i), (iii), (iv) or (v) of Section 7(g) hereof or (b) Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on your behalf.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention:
President and Chief Executive Officer; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers" Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, GSI and each person who controls the Company, any Purchaser or GSI, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No Purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

      14.   Time shall be of the essence of this Agreement.

      15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    UroMed Corporation



                                    By:.________________________________
                                      Name:
                                     Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
PaineWebber Incorporated
J.P. Morgan Securities Inc.



By: Goldman, Sachs & Co.


---------------------------------
(Goldman, Sachs & Co.)

                                   SCHEDULE I


                                                           Aggregate Principal
                                     Principal Amount      Amount of Optional
                                          of Firm           Securities to be
                                        Securities to        Purchased if
                                        be Purchased       Maximum Option
            Purchaser                                        Exercised
-----------------------------------  ------------------   ------------------
Goldman, Sachs & Co..............       $40,002,000          $6,000,300
PaineWebber Incorporated.........        13,332,000           1,999,800
J.P. Morgan Securities Inc.......         6,666,000             999,900
                                     ------------------   ------------------

           Total.................       $60,000,000          $9,000,000

                                                                         ANNEX I

      (1) The Securities and the Stock issuable upon the conversion thereof have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Goldman, Sachs & Co. represent that they have offered and sold the Securities and Stock issuable upon the conversion thereof, and will offer and sell the Securities and the Stock issuable upon the conversion thereof, (i) as part of their distribution at any time and 00 otherwise until 40 days after the later of the commencement of the offering and the latest Time of Delivery, in each case (i) and (ii), only through GSI, as their selling agent, in accordance with Rule 903 of Regulation S. Accordingly, Goldman, Sachs & Co. agree that neither they, their affiliates nor any persons acting on their behalf has engaged or will engage in any directed selling efforts with respect to the Securities or the Stock issuable upon the conversion thereof, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Goldman, Sachs & Co. agree that, at or prior to confirmation of sale of Securities or Stock issuable upon conversion thereof, they or GSI will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities or any such Stock from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Securities covered hereby and the Stock issuable upon conversion thereof have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the issue date with respect to additional Securities, if any, issued to cover over-allotments, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

      Terms used in this paragraph have the meanings given to them by Regulation S.

      Goldman, Sachs & Co. further agree that they and GSI have not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with their affiliates or with the prior written consent of the Company.

      (2) Notwithstanding the foregoing, Securities and Stock issuable upon conversion thereof may be offered, sold and delivered by Goldman, Sachs & Co.

                                      A-2-


pursuant to clause (a) of Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

      (3) Each Purchaser represents and agrees that (i) it (and, in the case of Goldman, Sachs & Co., GSI) has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it (and, in the case of Goldman, Sachs & Co., GSI has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it (and, in the case of Goldman, Sachs & Co., GSI has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1996 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

      (4) Each Purchaser agrees that it (and, in the case of Goldman, Sachs & Co., GSI) will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it (and, in the case of Goldman, Sachs & Co., GSI) will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities except in any such case at its own risk and expense.

                                                                        ANNEX II

      Pursuant to Section 7(e) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

            (iii) The unaudited selected financial information with respect to the results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited financial statements for such five fiscal years;

            (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited statements of operations, balance sheets and statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the audited statements of operations, balance sheets and statements of cash flows included in the Offering Circular;

                  (B) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earnouts of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the long-term debt of the Company and its subsidiaries, or any decreases in net current assets or stockholders" equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                  (C) for the period from the date of the latest financial
            statements included in the Offering Circular to the specified date referred to in Clause (B) there were any decreases in net revenues or operating profit or the total or per share amounts of net income or other items specified by the Purchasers, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

            (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.